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                                 EXHIBIT 10.11

                             REPAP ENTERPRISES INC.

        1987 DIRECTORS, OFFICERS AND EMPLOYEES AMENDED STOCK OPTION PLAN

                     (THIRD AMENDMENT -- 25 SEPTEMBER 1997)

                                     PART 1

                            PURPOSE AND PARTICIPANTS

1.01 PURPOSE. The purpose of the Repap Enterprises Inc. 1987 Directors, Officers and Employees Stock Option Plan (the "Plan") is to provide an incentive to, and serve to supplement the income of, certain Designated Participants, as herein defined, of Repap Enterprises Inc. (the "Corporation") and its affiliates by providing them with the opportunity to acquire a proprietary interest in the Corporation through the grant of options ("Options") to purchase common shares ("Common Shares") of the Corporation, on the terms and conditions set forth in the Plan.

1.02 DESIGNATED PARTICIPANTS. Designated Participants entitled to participate in the Plan shall be those directors, officers or employees of the Corporation or any of its affiliates (as defined in section 2(2) of the Canada Business Corporations Act, as the same may be amended or replaced from time to time), who are designated solely by a committee of two or more directors (the "1987 Stock Option Committee"), in its absolute discretion, each of whom is appointed by the board of directors of the Corporation (the "board of directors") and, during the one year period prior to the appointment, who qualifies as a "disinterested person" within the meaning of Rule 16b-3 under the United States Securities Exchange Act of 1934 or any successor rule or regulation. A Designated Participant shall also include a person who becomes a director, officer or employee of the Corporation or of one of its affiliates within 30 days after his designation as such by the 1987 Stock Option Committee.

      Notwithstanding the foregoing, the 1987 Stock Option Committee shall not designate an insider as a Designated Participant if the effect of that designation could result, together with all of the Corporation's previously established share compensation arrangements, at any time, in (i) the number of Common Shares reserved for issuance to insiders exceeding 10% of the outstanding issue; (ii) the issuance to insiders, within a one-year period, of a number of shares exceeding 10% of the outstanding issue; or (iii) the issuance to any one insider and such insider's associates, within a one-year period, of a number of Common Shares exceeding 5% of the outstanding issue. For the purposes of the Plan, the terms "insider", "outstanding issue" and "share compensation arrangements" shall have the meaning attributed to them respectively by the Revised Policy on listed Company Share Incentive Arrangements of The Toronto Stock Exchange dated March 22, 1994, as amended from time to time.

                                     PART 2

                           TERMS RELATING TO THE PLAN

2.01 SHARES. Subject to Section 2.08 of the Plan, the aggregate number of Common Shares that may be purchased pursuant to Options granted under the Plan shall not exceed in the aggregate 73,246,000 Common Shares. In the event that Options granted under the Plan are surrendered, terminate or expire without being exercised, in whole or in part, new Options may be subsequently granted by the 1987 Stock Option Committee, covering the Common Shares not purchased under the such lapsed Options.

2.02   PARTICIPANTS.  The participants in the Plan will be Designated
Participants.

2.03   NUMBER AND PRICE OF OPTIONED COMMON SHARES.

      (a) The number of Common Shares subject to an Option granted to a Designated Participant and, subject to subsection 2.03(c) of the Plan, the price at which the Option may be exercised (the "Option Price") shall be determined by resolution of the 1987 Stock Option Committee, in its absolute discretion.

      (b) The total number of Common Shares reserved for issuance under Options and under any other employee stock option plans, options for services and employee stock purchase plans of the
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           Corporation, for any one person shall not exceed five per cent (5%)
           of the outstanding Common Shares, from time to time; but this limitation shall not affect any outstanding options or the right of any person to exercise any such options granted pursuant to the terms of this Plan or any other plan of the Corporation.

      (c) In no event shall the Option Price be less than the market price of the Common Shares at the time of the grant of the Option. The market price at the time of grant of an Option shall be the closing price of the Common Shares on The Toronto Stock Exchange on the trading day on The Toronto Stock Exchange preceding the day of the grant of that Option.

      (d) If, as and when any Common Shares have been duly purchased and paid for in cash under the terms of an Option granted under this Plan and in accordance with the terms of the Option, those Common Shares shall be conclusively deemed allotted and issued, at that time, as fully paid and non-assessable Common Shares at the price paid therefor.

2.04 CONSIDERATION, OPTION PERIOD AND PAYMENT. The term of the Option granted hereunder (the "Option Period") shall be the period commencing on the day which is the first business day immediately following the date of the grant and terminating at 5 p.m. (Montreal time) on the tenth anniversary of the date of the grant, except as the same may be reduced with respect to any Option as provided in Sections 2.06 or 2.07 of the Plan covering cessation as a director, officer or employee of the Corporation or any affiliates, as the case may be, or death of the Designated Participant.

      Unless otherwise determined by the board of directors, options may be exercised (in each case to the nearest full share) at any time and from time to time during the Option Period, in whole or in part, only after the end of the first year from the date the Option is granted, as follows:

      (a) After the end of the first year of the Option Period, the Designated Participant may purchase up to 20% of the total number of Common Shares set forth in his Option.

      (b) After the end of the second year of the Option Period, the Designated Participant may purchase an additional 20% of the total number of Common Shares set forth in his Option plus any Common Shares not purchased in accordance with Subsection 2.04(a) of the Plan.

      (c) After the end of the third year of the Option Period, the Designated Participant may purchase an additional 20% of the total number of Common Shares set forth in his Option plus any Common Shares not purchased in accordance with Subsections 2.04 (a) and 2.04(b) of the Plan.

      (d) After the end of the fourth year of the Option Period, the Designated Participant may purchase an additional 20% of the total number of Common Shares set forth in his Option plus any Common Shares not purchased in accordance with Subsections 2.04(a), 2.04(b) and 2.04(c) of the Plan.

      (e) After the end of the fifth year of the Option Period, the Designated Participant may purchase any Common Shares set forth in his Option which have not previously been purchased in accordance with Subsections 2.04(a), 2.04(b), 2.04(c) and 2.04(d) of the Plan.

      The board of directors may prescribe the date or dates upon which Options may become exercisable and may establish any criteria which must be met in order for all or any Options to become exercisable.

      Except as set forth in Sections 2.06 and 2.07 of this Plan, no Option may be exercised unless the Designated Participant is at the time of such exercise a director, officer or employee of the Corporation or of one of its affiliates and shall have been a director, officer or employee continuously since the grant of his Option, subject to Section 1.02 of the Plan.

      The exercise of any Option will be contingent upon receipt by the Corporation (i) of a duly signed written notice of exercise substantially in the form attached as Schedule A, specifying the number of Common Shares with respect to which the Option is being exercised and (ii) a certified cheque or bank draft for the full purchase price of Common Shares with respect to which the Option is exercised. No Designated Participant or his legal representatives will be, or will be deemed to be, a holder of any Common Shares subject to an Option under this Plan, unless and until certificates for such Common Shares are issued to him or them under the terms of the Plan.

      A Designated Participant shall have no right whatsoever as a shareholder of the Corporation in respect of any of the Common Shares covered by his Option (including any right to receive dividends or other distributions

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therefrom or thereunder) other than in respect of optioned Common Shares in respect of which the Designated Participant shall have exercised his Option to purchase under this Plan and which the optionee shall have actually taken up and paid for in full.

      (f) Each Option shall be subject to the requirement that if at any time the 1987 Stock Option Committee shall determine that the listing, registration or qualification of the Common Shares subject thereto upon any securities exchange or under any applicable securities law or the consent or approval of any governmental or regulatory body is necessary or desirable in connection with the issue or purchase of the Common Shares subject thereto, then no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the 1987 Stock Option Committee.

2.05 TRANSFERABILITY. The Option granted pursuant to the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution and during the lifetime of a holder of an Option shall be exercisable only by him.

2.06 CEASING TO BE A DIRECTOR, OFFICER OR EMPLOYEE. If a Designated Participant shall cease to be a director, officer or employee of the Corporation and its affiliates for any reason other than death, retirement at normal retirement age or any other reason acceptable to the Corporation (as determined by the 1987 Stock Option Committee), he may, but only during the Option Period or until 5:00 p.m. (Montreal time) on the 90th day following the date on which he ceased to be a director, officer or employee, whichever first occurs, exercise his Option to the extent that he was entitled to exercise it at the date of such cessation. Upon the expiration of such period, the Option previously granted under this Plan to said Designated Participant shall ipso facto cease and terminate and be of no further force or effect whatsoever, except only to the extent of the number of Common Shares then duly purchased and paid for.

      Nothing contained in the Plan, nor in any Option granted pursuant to the Plan, shall as such confer upon a Designated Participant any right with respect to continuance as a director, officer or employee of the Corporation or one of its affiliates.

2.07 DEATH OF DESIGNATED PARTICIPANT. In the event of the death of a Designated Participant, the Option previously granted to him shall be exercisable only during the Option Period or until 5:00 p.m. (Montreal time) on the 180th day following the date of death of said Designated Participant, whichever occurs first, and then only:

      (a) by the person or persons to whom the Designated Participant's rights under the Option shall pass by the Designated Participant's will or the laws of descent and distribution; and

      (b) if and to the extent that he was entitled to exercise the Option at the date of his death.

      Upon the expiration of such period, the Option previously granted under this Plan to the said Designated Participant shall ipso facto cease and terminate and be of no further force or effect whatsoever, except only to the extent of the number of Common Shares then duly purchased and paid for.

2.08   ADJUSTMENT IN COMMON SHARES SUBJECT TO THE PLAN.

      (a) In the event of any subdivision or redivision of the Common Shares of the Corporation into a greater number of Common Shares at any time after the date of this Plan and prior to the expiry time of the Option held by any Designated Participant, the Corporation shall deliver to such Designated Participant at the time of any subsequent exercise of his Option in accordance with the terms hereof, in lieu of the number of Common Shares to which he was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, such number of Common Shares as such Designated Participant would have held as a result of such subdivision or redivision if on the record date thereof the Designated Participant had been the registered holder of the number of Common Shares to which he was theretofore entitled upon such exercise.

      (b) In the event of any consolidation of the Common Shares of the Corporation into a lesser number of Common Shares at any time after the date of this Plan and prior to the expiry time of an Option held by any Designated Participant, the Corporation shall deliver to such Designated Participant at the time of any subsequent exercise of his Option in accordance with the terms hereof, in lieu of the number of Common Shares to which he was therefore entitled upon such exercise, but for the same aggregate consideration payable theretofor, such number of Common Shares as such Designated

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           Participant would have held as a result of such consolidation if on the record date thereof the Designated Participant had been the registered holder of the number of Common Shares to which he was theretofore entitled upon such exercise.

      (c) If at any time prior to the expiry time of the Option held by a Designated Participant the Common Shares of the Corporation shall be reclassified, reorganized or otherwise changed, otherwise than as specified in Subsections 2.08 (a) and (b) of the Plan or, subject to amendment or discontinuance of this Plan pursuant to its terms and conditions, the Corporation shall consolidate, merge or amalgamate with or into another corporation (the corporation resulting or continuing from such consolidation, merger or amalgamation being herein called the "Successor Corporation"), the Designated Participant shall be entitled to receive upon the subsequent exercise of his Option in accordance with the terms hereof and shall accept in lieu of the number of Common Shares then subscribed for, but for the same aggregate consideration payable therefor, the aggregate number of shares of the appropriate class and other securities of the Corporation or the Successor Corporation (as the case may be) and other consideration from the Corporation or the Successor Corporation (as the case may be) that the Designated Participant would have been entitled to receive as a result of such reclassification, reorganization or other change of shares or, as a result of such consolidation, merger or amalgamation, if on the record date of such reclassification, reorganization or other change of shares or the effective date of such consolidation, merger or amalgamation, as the case may be, he had been the registered holder of the number of Common Shares to which he was immediately theretofore entitled upon such exercise.

      (d) Any fractional Common Shares or other shares resulting from any adjustment under Section 2.08 (a), (b) or (c) of the Plan shall be eliminated.

                                     PART 3

                                    GENERAL

3.01 EXERCISE OF OPTIONS. No benefits or rights accruing to any Designated Participant in accordance with the terms and conditions of the Plan shall be transferrable unless specifically provided herein. During the lifetime of a Designated Participant any benefits or rights may only be exercised by the Designated Participant.

3.02 RECORD KEEPING. The Corporation shall maintain a register in which shall be recorded: (i) the name and address of each Designated Participant, (ii) the number of Options granted to a Designated Participant, (iii) the number of Common Shares under Options and (iv) the number of Common Shares subscribed and paid for pursuant to said Options.

3.03 NECESSARY APPROVALS. The obligation of the Corporation to issue and deliver Common Shares in accordance with the Plan is subject to any approvals which may be required from any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If any Common Shares cannot be issued to any Designated Participant for whatever reason, the obligation of the Corporation to issue such Common Shares shall terminate and any Option exercise price paid to the Corporation will be returned to the Designated Participant.

3.04 COMMON SHARES. As used in this Plan, "Common Shares" means Common Shares in the capital of the Corporation, subject to Section 2.08 of the Plan.

3.05   ADMINISTRATION AND AMENDMENT OF THE PLAN.

      (a) The Plan will be administered by the 1987 Stock Option Committee. The board of directors may, from time to time, remove members from the 1987 Stock Option Committee or add members thereto, and vacancies in the 1987 Stock Option Committee, however caused, shall be filled by action of the board of directors. Subject to the provisions of the Plan, the 1987 Stock Option Committee shall have sole authority, in its absolute discretion, to determine the time and frequency when Options shall be granted, the terms of such Options and the number of Common Shares for which Options shall be granted. The grant of Options under the Plan shall be effected by execution of a stock option agreement in the form approved by the 1987 Stock Option Committee. The 1987 Stock Option Committee shall have the authority to do everything necessary and appropriate to administer the Plan, including, without limitation, interpreting the Plan and executing all instruments, undertakings,

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           applications and writings as they, in their absolute discretion, consider necessary for the implementation of rules and regulations by the 1987 Stock Option Committee for administering the Plan and from time to time amending or rescinding such rules or regulations. Any interpretation or construction of any provision of the Plan and any decision or determination by the 1987 Stock Option Committee shall be final, conclusive and binding on all optionees and their successors, and upon all other persons claiming under or through any of them. All administration costs of the Plan shall be paid by the Corporation.

      (b) Subject to the prior approval of The Toronto Stock Exchange and any other stock exchange on which the Common Shares are listed for trading, the board of directors reserves the right to amend, modify or terminate the Plan at any time if and when it is advisable in the absolute discretion of the board of directors, except with respect to any Options then outstanding under the Plan; provided, however, that, without the approval of a majority of the Corporation's shareholders, no amendment or modification may be made which would (i) materially increase the benefits accruing to Designated Participants under the Plan, (ii) materially increase the number of Common Shares which may be issued under the Plan (except by operation of Section 2.08 of the Plan) or (iii) materially modify the requirements as to eligibility for participation in the Plan.

      (c) Should changes be required in this Plan by any securities commission, stock exchange or other governmental or regulatory body of any jurisdiction to which this Plan or the Corporation now is or hereafter becomes subject, such changes shall be made in this Plan as are necessary to conform with such requirements and, if such changes are approved by the board of directors, this Plan, as amended, shall be filed with the records of the Corporation and shall remain in full force and effect in its amended form.

3.06 ESCROW. Common Shares to be issued upon exercise of an Option shall be escrowed if required by any applicable law, regulation, regulatory body or stock exchange, and the Designated Participant shall, upon request by the Corporation, execute an escrow agreement in form required or requested by such regulatory body, stock exchange or the Corporation and no Common Shares shall be issued on exercise of an Option if such escrow agreement is not entered into by the Designated Participant.

3.07 LEGAL OPINION. Common Shares to be issued upon exercise of an Option to a Designated Participant who is not residing in Canada shall be subject to the receipt, by the Corporation, of a favourable legal opinion addressed to the Corporation by a legal counsel designated by the Corporation, establishing that all formalities, registration, consent, approval and filing required under any applicable laws, if any, have been done or obtained in order to issue Common Shares to such Designated Participant.

3.08 NO REPRESENTATION OR WARRANTY. The Corporation makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of the Plan.

3.09 INTERPRETATION. The Plan will be governed by and construed in accordance with the laws of Canada and of the Province of Quebec.

3.10 LANGUAGE. The Corporation and the Designated Participant who is a party to a Stock Option Agreement to which this Plan is annexed state their express wish that this Plan and all documents related thereto be drafted in the English language only; la societe et le participant designe qui est partie B une convention d'option B laquelle est annexe ce regime ont, par les presentes, exprime leur volonte expresse que ce regime, de meme que tous les documents y afferents, soient rediges en anglais seulement.

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                                   SCHEDULE A

                             REPAP ENTERPRISES INC.
            1987 DIRECTORS, OFFICERS AND EMPLOYEES STOCK OPTION PLAN

                               EXERCISE OF OPTION

      The undersigned hereby exercises the option to purchase _________________ Common Shares in the capital of Repap Enterprises Inc. at a price per share of $ ____________ granted to him by agreement dated ___________________ and tenders a cheque therefore in the amount of $ ___________________ .

      Dated this ____________ day of  ____________________________
19  _______  .

                                         _______________________________________
                                           Signature of Designated Participant

                                         _______________________________________

                                         _______________________________________

                                         _______________________________________

                                         _______________________________________
                                             Name and Address of Designated
                                                       Participant

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